UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

April 12, 2024

Date of Report (date of earliest event reported)

Corcept Therapeutics Incorporated

(Exact name of registrant as specified in its charter)

Delaware	000-50679	77-0487658
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

149 Commonwealth Drive, Menlo Park, CA 94025

(Address of Principal Executive Offices) (Zip Code)

(650) 327-3270

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	CORT	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On April 12, 2024, Corcept Therapeutics Incorporated (“Corcept”) entered into a sublease (the “Sublease”) with Zuora, Inc. for a portion of the premises located at 101 Redwood Shores Parkway, Redwood City, California 94065 (the “Building”). The portion of the premises subject to the Sublease is approximately 50,632 rentable square feet (the “Subleased Premises”). Pursuant to the Sublease, Corcept will also have access to additional square feet of common amenities in the Building (“Shared Amenities Space”).

The Sublease is expected to commence on or around July 1, 2024 and will end on June 30, 2030. Corcept will be obligated to pay a base rent of an average of $1.4 million annually and a Shared Amenities Space base rent of an average of $240,000 annually over the term of the lease. Pursuant to the Sublease, under certain circumstances, Corcept also has the right to sublease additional space in the Building.

The foregoing summary of the Sublease does not purport to be complete and is qualified in its entirety by reference to the full text of the Sublease, a copy of which Corcept expects to file with its Quarterly Report on Form 10-Q for the quarter ended March 31, 2024 or for the quarter ending June 30, 2024. Corcept intends to request confidential treatment for certain terms of the Sublease.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information regarding the Sublease set forth under Item 1.01 of this Form 8-K is incorporated by reference in this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORCEPT THERAPEUTICS INCORPORATED

Date: April 17, 2024	By:	/s/ Atabak Mokari
	Name:	Atabak Mokari
	Title:	Chief Financial Officer